Exhibit 10.5

059

[2019] L.L.N.S.H.B.Z. No. B17229201909260001

Guarantee Contract

Guarantor	Jiangxi Universe Pharmaceuticals Technology Co., Ltd.

WU Xing

Debtor	Jiangxi Universe Pharmaceuticals Commerce and Trade Co., Ltd.

Creditor	Jiangxi Luling Rural Commercial Bank Co., Ltd.

Jiangxi Rural Commercial Bank

Special Notice: This Contract is entered into by and between Party A and Party B through negotiation on the basis of equality and free will. All the terms and conditions hereof represent the true intention of both parties. In order to protect the legitimate rights and interests of Guarantor, the Creditor hereby requests the Guarantor to give full attention to the provisions concerning the rights and obligations of the parties, especially those shown in bold.

060

Guarantee Contract

[2019] L.L.N.S.H.B.Z. No. B17229201909260001

Guarantor:	WU Xing
Jiangxi Universe Pharmaceuticals Technology Co., Ltd.
(hereinafter referred to as Party A)
The specific details of Party A can be found in Appendix 1 Details of Guarantor.

Creditor: Jiangxi Luling Rural Commercial Bank Co., Ltd. (hereinafter referred to as Party B)

Legal Representative / Person in Charge: PENG Yue

Mailing Address: No. 205 Fuchuan Road, Ji’an County

Postal Code: 343100

Tel.: 8435534 Fax: _______________

In order to ensure the performance of the Contract (Contract No.: [2019] L.L.N.S.H.L.J.Z. No. 172292019092610030001) (hereinafter referred to as the Master Contract) executed by and between Jiangxi Universe Pharmaceuticals Commerce and Trade Co., Ltd. (hereinafter referred to as the Debtor) and Party B on September 26, 2019, and guarantee the realization of Party B’s creditor’s right, Party A is willing to provide guarantee for the Debtor’s obligations under the Master Contract. Pursuant to the relevant national laws and regulations, the Parties hereto enter into this Contract upon consensus through negotiation.

Article 1 Secured Principal Creditor’s Right

1. The secured principal creditor’s right is based on the maximum amount of creditor’s right and applicable to the provisions of following Item (1):

(1) The secured principal creditor’s right is based on the loan granted by Party B in accordance with the Master Contract, and the principal amount is CNY (in words) Eight Million. The loan borrowed hereunder shall be used for the company’s working capital, and the loan term shall be 12 months, from September 26, 2019 to September 25, 2020. In case of any change, it shall be subject to the provisions of the Master Contract.

(2) The secured principal creditor’s right shall be the balance of the loan principal continuously granted by Party B to the Debtor during the period stipulated in the Master Contract. The maximum amount of the loan principal shall be (currency and amount in words) _________________. The loan borrowed hereunder shall be used for _________________, and the loan term shall be from ____MM____DD ___YY to ____MM____DD ___YY. In case of any change, it shall be subject to the provisions of the Master Contract.

The scope of guarantee shall be subject to Article 2 hereof.

Article 2 Scope of Guarantee

The scope of Party A’s guarantee shall include all the principal creditor’s rights, interests, overdue interests, compound interests and penalty interests under the Master Contract, interests on delayed performance, liquidated damages and compensation for the period of performance specified in the legal documents, and all expenses incurred by Party B for realization of its creditor’s right. The expenses incurred by Party B for realization of its creditor’s right include but are not limited to announcement fees, service expenses, identification fees, attorney fees, litigation fees, travel expenses, evaluation fees, auction fees, property preservation costs and enforcement fees.

Article 3 Guarantee Type

1. The guarantee type hereunder shall be joint and several liability guarantee;

2. In the event that Party A provides joint guarantee for multiple guarantors, each guarantor shall assume joint and several liabilities for all creditor’s rights.

3. In the event that the Debtor fails to settle the debts as agreed in the Master Contract, and there are both guarantee and real rights for security for the creditor’s right under the Master Contract, Party B shall, at its discretion, have the priority right for claim from the Guarantor or real rights for security, or concurrently claim for repayment from the Guarantor and real rights for security.

Article 4 Guarantee Period

1. The guarantee period of each loan contract guaranteed by this Contract shall be calculated separately and shall be three years from the day following the loan maturity specified in each loan contract.

2. In the event that the loan specified in a single loan contract will become matured by installments, the guarantee period of each loan shall be three years from the day following the maturity of each loan.

3. In the event that Party B recovers the loan in advance according to the provisions of the Master Contract, the guarantee period shall be three years from the day following the repayment date notified by Party B to the Borrower.

Article 5 Independence of Contract Effectiveness

The effectiveness of this Contract is independent from other guarantee contracts. In the event that there are other guarantee under the Master Contract, Party B shall have the right to exercise the security rights under this Contract in preference, and in the event that, for any reason, Party B waives the mortgage right or pledge right to the property of the Debtor to the master contract, or changes the sequence or content of the mortgage right or pledge right, thus resulting in the loss or reduction of its priority right for claim under the said mortgage right or pledge right, Party A’s guarantee liabilities shall not be exempted or reduced.

061

Article 6 Rights and Obligations of Party A

1. Has the right to know the contents and terms of the Master Contract executed by Party B and the Debtor;

2. Has the obligation to accept the financial supervision conducted by Party B and truthfully provide relevant financial information as required by Party B; and to sign and receive the collection letter or other collection documents issued by Party B and send the receipt within 3 days of signing and receiving.

3. In case of contracting, leasing, shareholding reform, joint operation, consolidation, merger, division, joint venture, application for suspension of business for rectification, application for dissolution, application for bankruptcy or change of registered capital, Party A shall give a 30 days’ prior notice to Party B;

4. In case of production suspension, business suspension, cancellation of registration, revocation of business license, legal representative or principal person in charge engaging in illegal activities, involving in a lawsuits with more than 20% of the registered capital, serious difficulties in production and operation, and deterioration of financial situation, Party A shall give a 5 days’ prior notice to Party B;

5. In the event that any of the above situations compromise Party A’s guarantee ability, Party A shall ensure that all the guarantee liabilities hereunder will be properly fulfilled;

6. During the guarantee period, in the event that Party A provides any form of guarantee to any third party, it shall not damage Party B’s interests;

7. Party A shall be obliged to supervise the Borrower’s use of the loan; upon expiration of the principal debt performance period, Party A shall be obliged to urge the Debtor to pay off the debts.

8. Prior to the completion of the performance of the loan contract, Party A may not exercise the right to claim repayment or any right obtained under this Guarantee Contract, even if Party A has paid off part of the debts. However, if Party A’s intend is to maintain the limitation of action, this limitation shall not apply, and the enforcement fund of the action shall be used to repay the principal and interest of the loan first.

Article 7 Rights and Obligations of Party B

1. Has the right to require Party A to provide relevant documents that can prove its legal identity;

2. Has the right to conduct financial supervision over Party A and require Party A to provide all materials that can reflect its credit standing;

3. Upon expiration of the principal debt performance period, Party B shall have the right to require Party A to assume the guarantee liabilities for the outstanding creditor’s right;

4. Party B shall have the right to notify Party A in writing to assume the guarantee liabilities in advance under any of the following circumstances:

(1) Where Party B terminates the Master Contract according to the Master Contract;

(2) Where Party B collects the loan in advance according to other circumstances stipulated in the Master Contract.

5. In the event that Party A fails to perform the guarantee liabilities according to this Contract, Party B shall be entitled to deduct the corresponding amount directly from any account opened by Party A with Party B. Party B shall not be held liable for the interest loss or any other losses caused to Party A by such deduction.

6. During the term of this Contract, in the event that the principal creditor’s right is transferred according to law, Party B shall give a notice to Party A.

Article 8 Representation and Guarantee of Party A

1. It has the qualification of guarantor subject according to Chinese laws and may provide guarantee for others.

2. It has sufficient capacities to undertake the guarantee liabilities and shall not be diminished or exempted from its guarantee liabilities as a result of any instruction, change of financial status or any agreement executed with any unit.

3. It fully understands the loan purpose of the Borrower under the Master Contract, and provides the guarantee for the Borrower under the Master Contract on completely voluntary basis. The execution of this Contract represents its true intention.

4. In the event that the Borrower fails to perform its obligations to repay the principal, interest and relevant fees according to the Master Contract, Party B may directly claim for repayment from Party A, and Party A authorizes Party B to deduct funds from all accounts opened by Party A with Party B and all its branches to repay the debts under the Master Contract.

5. Party A guarantees that it has obtained the necessary authorization or approval in accordance with its Articles of Association for providing guarantee for others.

Article 9 Liability for Breach of Contract

1. After this Contract takes effect, both Party A and Party B shall perform this Contract. In the event that either party fails to perform or fails to fully perform this Contract, it shall bear the corresponding liabilities for breach of contract and compensate for the losses of other party caused thereby;

2. In the event that this Contract becomes invalid due to Party A’s fault, Party A shall compensate Party B for all losses.

Article 10 Other Provisions Agreed upon By Both Parties

1. Party A agrees that: In the event that there are other guarantee contracts for the secured creditor’s right, Party B shall, at its discretion, be entitled to determine the right exercise order. Party B may not only have the right to directly exercise the mortgage right without first claiming rights from other guarantors, but may also have the right to directly require other guarantors to undertake the joint and several guarantee liabilities. If Party B waives the real rights for security or the sequence of other rights under other guarantee contracts or changes the real rights for security, Party A shall assume the guarantee liabilities in accordance with this Contract and shall not be exempted from any liabilities;

2.__________________________________________________;

3. __________________________________________________.

062

Article 11 Agreements on Service

1. The contact information (including mailing address, telephone number, fax number, etc.) provided by the Guarantor in this Contract shall be true and valid and shall be the address for service of any notice of the Creditor for the Guarantor. In case of any change to the contact information, the Guarantor shall immediately send/mail the change information in writing to the mailing address provided by the Creditor in this Contract. Such information change shall become effective upon the Creditor’s receipt of the change notice.

2. Unless otherwise expressly provided for in this Contract, the Creditor shall be entitled to give notice to the Guarantor in any of the following methods. The Creditor shall be entitled to choose the notification method as it thinks fit and shall not be held liable for any error, omission or delay in delivery by mail, fax, telephone, WeChat or any other communication system. Where the Creditor simultaneously chooses several notification methods, the one by which the notice is served to the Guarantor earlier shall prevail.

(1) By announcement. The notice shall be deemed to be served on the date on which the Creditor publishes the announcement on its website, online banking, telephone banking or business outlets;

(2) By hand. The notice shall be deemed to be served on the date on which the Guarantor signs for the receipt, or if the Guarantor refuses to sign for the receipt, the date on which the server makes a record on the proof of service on the spot;

(3) By mail (including express mail, surface mail or registered mail). The notice, when addressed to the Guarantor’s mailing address last known to the Creditor, shall be deemed to be served on the date on which the Guarantor signs for the receipt, or if the Guarantor fails to sign for the receipt, the date on which the mail is returned;

(4) By fax, mobile phone SMS, WeChat or other electronic communication methods. The notice, when sent to the Borrower’s fax number, the mobile phone number, WeChat account number or email address designated by the Guarantor which is last known to the Creditor, shall be deemed to be served on the date on which the notice is sent.

3. The Guarantor agrees that, unless the Creditor receives from the Guarantor a written notice concerning the change of mailing address, the court may serve judicial documents and other written documents on the Guarantor through the mailing address provided by the Guarantor in this Contract. During the dispute settlement, if the court serves the judicial documents or other written documents by mail (including express mail, surface mail or registered mail) to the Guarantor’s mailing address last known to the Creditor, such documents shall be deemed to be served on the date on which the Guarantor signs for receipt of the proof of service, or if the Guarantor fails to sign for receipt of the proof of service, the date on which the mail is returned;

With the exception of the judgments, verdicts and mediations, the court shall be entitled to give any notice to the Guarantor by any methods of communication agreed in this Paragraph 2. The court shall be entitled to choose the communication method as it thinks fit and shall not be held liable for any error, omission or delay in delivery by mail, fax, telephone, telex or any other communication system. Where the court simultaneously chooses several communication methods, the one by which the notice is served to the Guarantor earlier shall prevail.

Article 12 Applicable Law and Dispute settlement

1. This Contract shall be governed by the laws of the People’s Republic of China.

2. After this Contract takes effect, any dispute arising from the execution or performance hereof or in connection with this Contract shall be settled by both parties through negotiation. If such negotiation fails, either party may file a lawsuit with the People’s Court having jurisdiction over the place of the Creditor in accordance with the law.

3. During the dispute settlement, in the event that the dispute does not affect the performance of the remaining provisions of this Contract, such remaining provisions shall continue to be performed.

4. After negotiation between the parties, the parties may conduct notarization for the compulsory enforcement of this Contract. The Guarantor agrees that this Contract shall have the compulsory enforcement effect after it is notarized. In the event that the Guarantor fails to perform its obligations under this Contract, the Creditor may apply to the People’s Court having jurisdiction for compulsory enforcement according to law.

Article 13 Effectiveness, Modification, Dissolution and Termination of the Contract

1. This Contract shall take effect from the date when the legal representatives (persons in charge) or authorized agents of Party A and Party B respectively affix their signatures and the corporate seals or special seals for contracts hereto, and shall be terminated on the date when the Borrower to the Master Contract has fully paid off the loan principal, interests, compound interests and penalty interests, interests on delayed performance, liquidated damages and compensation for the period of performance specified in the legal documents, expenses for realization of the creditor’s right and all other payable expenses under the Master Contract.

2. After this Contract takes effect, the parties may not modify or dissolve this Contract without permission. The parties may modify (if necessary) or dissolve this Contract by executing a written agreement upon jointly negotiation. This Contract shall remain valid until a written agreement is reached.

3. This Contract is made out in duplicate, with Party A, Party B and ___/___ holding one counterpart each. Each counterpart shall have the same legal effect.

Article 14 Representation

1. The details of Party A can be found in Appendix 1;

2. Party A is clearly aware of the Debtor’s loan purposes and has no objection to the loan purposes;

3. Party A has carefully read all the provisions of this Contract, especially those shown in bold. At the request of Party A, Party B has made a full explanation to the provisions of this Contract. Party A has the full knowledge of and fully understand the meaning and corresponding legal consequences of the provisions hereof, which is consistent with Party B’s understanding of this Contract.

4. Party A has read the Master Contract and has no objection to the relevant provisions of the Master Contract.

063

(This page is for signatures)

Party A:

Guarantor 1 (Seal): WU Xing [signature & fingerprint]

Legal Representative or Authorized Agent (Signature & Seal):

Guarantor 2 (Seal):

Legal Representative or Authorized Agent (Signature & Seal): LAI Gang [signature & fingerprint]

Guarantor 3 (Seal):

Legal Representative or Authorized Agent (Signature & Seal):

Guarantor 4 (Seal):

Legal Representative or Authorized Agent (Signature & Seal):

Guarantor 5 (Seal):

Legal Representative or Authorized Agent (Signature & Seal):

Party B (Seal):

Person in Charge or Authorized Agent (Signature & Seal): LUO Julan [signature]

Contract Execution Place: Luling Rural Commercial Bank Business Department

Contract Execution Date: September 26, 2019

064

Appendix 1

Details of Guarantor

Guarantor (Party A):

Name of Guarantor 1: Jiangxi Universe Pharmaceuticals Technology Co., Ltd.
Valid Identity Document Name and No.:
Legal Representative / Person in Charge: LAI Gang
Mailing Address:
Postal Code:	Tel.:
Account Name and Account No. with the Creditor:

Name of Guarantor 2: WU Xing
Valid Identity Document Name and No.:
Legal Representative / Person in Charge:
Mailing Address:
Postal Code:	Tel.:
Account Name and Account No. with the Creditor:

Name of Guarantor 3:
Valid Identity Document Name and No.:
Legal Representative / Person in Charge:
Mailing Address:
Postal Code:	Tel.:
Account Name and Account No. with the Creditor:

Name of Guarantor 4:
Valid Identity Document Name and No.:
Legal Representative / Person in Charge:
Mailing Address:
Postal Code:	Tel.:
Account Name and Account No. with the Creditor:

Name of Guarantor 5:
Valid Identity Document Name and No.:
Legal Representative / Person in Charge:
Mailing Address:
Postal Code:	Tel.:
Account Name and Account No. with the Creditor:

Name of Guarantor 6:
Valid Identity Document Name and No.:
Legal Representative / Person in Charge:
Mailing Address:
Postal Code:	Tel.:
Account Name and Account No. with the Creditor: